UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 11, 2010

                           Portec Rail Products, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

        West Virginia                  0-50543                  55-0755271
----------------------------     ---------------------     --------------------
(State or Other Jurisdiction     (Commission File No.)     (I.R.S. Employer
 of Incorporation)                                          Identification No.)

900 Old Freeport Road, Pittsburgh, Pennsylvania                   15238
-----------------------------------------------                 ----------
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:  (412) 782-6000

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02      Results of Operations and Financial Condition

     On March 15, 2010, Portec Rail Products, Inc. issued a press release announcing its financial results for the quarter and year ended December 31, 2009. The press release is attached as Exhibit 99.1 to this report.

     This information, including the press release filed as Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933.

Item 8.01      Other Events

     On March 12, 2010, Portec Rail Products, Inc. issued a press release announcing the declaration of a quarterly cash dividend of $0.06 per share. The cash dividend will be paid on March 31, 2010 to shareholders of record on March 22, 2010. A copy of the press release announcing the dividend is attached as
Exhibit 99.2 to this report.

Item 9.01      Financial Statements and Exhibits

     (a)       Financial statements of businesses acquired.  Not Applicable.

     (b)       Pro forma financial information. Not Applicable.

     (c)       Shell company transactions: Not Applicable.

     (d)       Exhibits.

               The following Exhibit is attached as part of this report:

               99.1 Press release of Portec Rail Products, Inc. dated March 15, 2010 regarding earnings.
               99.2 Press release of Portec Rail Products, Inc. dated March 12, 2010 regarding declaration of dividend.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PORTEC RAIL PRODUCTS, INC.



DATE: March 15, 2010                   By:  /s/ John N. Pesarsick
                                            ------------------------------------
                                            John N. Pesarsick
                                            Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.    Description

99.1 Press release of Portec Rail Products, Inc. dated March 15, 2010 regarding earnings.

99.2 Press release of Portec Rail Products, Inc. dated March 12, 2010 regarding declaration of dividend.